Convertible Debt	12 Months Ended
Dec. 31, 2020
BFLY Operations Inc
Convertible Debt

Note 16. Convertible Debt

In 2020, the Company issued convertible debt for total gross proceeds of $50.0 million.

The convertible debt bears interest at 5% per annum. Accrued interest is not payable until the convertible debt is either redeemed or converted. To the extent the convertible debt is redeemed, the unpaid accrued interest will be paid in cash. To the extent the convertible debt is converted, the unpaid accrued interest will be converted (alongside the principal amount of the convertible debt) into the applicable shares of preferred stock of the Company.

The convertible debt is redeemable upon the following circumstances: (1) at the Company’s election, with the approval of at least 50% of the convertible debt holders; (2) upon a change of control; or (3) upon an event of default. Upon redemption, the convertible debt is redeemed in cash for an amount equal to its outstanding principal amount plus any unpaid accrued interest.

The convertible debt is convertible upon the following circumstances: (1) the Company issues and sells shares of its preferred stock (a “Financing”); (2) an underwritten initial public offering of the Company’s common stock pursuant to a registration statement under the Securities Act (an “IPO”); (3) upon a change of control; (4) at their maturity date, which is 2 years after the initial closing of the convertible debt or (5) pursuant to a public listing through a merger, acquisition, business combination or similar transaction involving a special purpose acquisition company (“SPAC”).

Upon conversion in the event of a Financing, public listing or IPO, the outstanding principal amount and unpaid accrued interest of the convertible debt is converted into a number of shares at a conversion price equal to the lesser of (i) the price per share paid by the other purchasers of the preferred stock (upon a public listing or Qualified or Non-Qualified Financing) or common stock (upon an IPO) and (ii) a price per share obtained by dividing $1.75 billion by the Company’s fully-diluted capitalization immediately prior to the closing of the respective event (subject to equitable adjustment in the event of stock splits, stock dividends, stock combinations, reclassifications or similar events). Upon conversion in the event of a change of control or at the maturity date, the outstanding principal amount and unpaid accrued interest of the convertible debt is converted into a number of Company Series D Convertible Preferred Stock at a conversion price of $10.27 per share (subject to equitable adjustment in the event of stock splits, stock dividends, stock combinations, reclassifications or similar events).

Given that the May 2022 maturity date is more than one year away from the issuance of the convertible debt, the convertible debt is classified as a long-term obligation. Following the closing of the business combination discussed in Note 18 “Subsequent Events” the convertible debt was automatically cancelled and converted into the right to receive shares of Longview common stock.

The conversion option upon a change of control was identified as an embedded derivative within the convertible debt; however, its fair value as of the issuance date and as of December 31, 2020 was deemed to be de minimis as the occurrence of a change of control was deemed to be remote at both dates. Furthermore, there were no beneficial conversion features identified in the convertible debt.

The issuance costs related to the convertible debt were $1.5 million. The costs are included in convertible debt on the consolidated balance sheet. The issuance costs are amortized over the term of the convertible debt. The Company recorded interest expense and amortization expense for the issuance costs of $1.0 million for the year ended December 31, 2020.